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                 SPECIAL CATASTROPHE EXCESS OF LOSS REINSURANCE
                                AGREEMENT ARA 6240         EXHIBIT 10.29

                              FINAL PLACEMENT SLIP

RETROCEDENT:   TRENWICK AMERICA REINSURANCE CORPORATION (8880)
               Stamford, Connecticut

EFFECTIVE:     Losses occurring on or after 12:01 a.m. Eastern Standard Time on
               January 1, 1994 and will remain in full force and effect until 12:01 a.m. Eastern Standard Time on January 1, 1997.

CANCELLATION:  By either party 60 days prior to any January 1 anniversary.

BUSINESS
COVERED: All business classified by the retrocedent as Property Reinsurance Business Assumed, including the Property portions of reinsurance business underwritten and classified by the retrocedent as Multi-Line business and Workers Compensation and/or Employers Liability Losses arising from one or more of the following perils: Fire, Lightning, Explosion, Structural Collapse, Windstorm, Hail, Flood, Seismic Activity, Volcanic Eruption, Collision, Riots and Strikes, Civil Commotion, or Malicious Mischief, and any physical damage and/or consequential loss coverage contingent thereon effected by an insured on behalf of another party.

EXCLUSIONS:    As per attached.

TERRITORY:     United States, District of Columbia, Canada and incidental locations elsewhere.

LIMIT: $8,000,000 subject to no more than $4,000,000 per year. Covering the following:

               LAYER                                                 NET
               -----                                                 ---
               100% $2,000,000 Excess of $2,000,000              $2,000,000
                25% $8,000,000 Excess of $4,000,000              $2,000,000
                                                                 ----------
                                                                 $4,000,000

LOSS EXPENSE:  Included within limits hereof.

PREMIUM:       Year 1 Deposit Premium $1,450,000
                             Payable Quarterly In Advance.


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TRENWICK AMERICA REINSURANCE CORPORATION      Special Catastrophe Excess of Loss
                                                                      ARA # 6240


PREMIUM
(CONT'D):      Year 2 Deposit Premium $1,450,000
                             Payable Quarterly In Advance.
                             Additional Premium 33% of incurred losses from year 1 payable at January 1, 1995.

               Year 3        Deposit Premium $1,450,000
                             Payable Quarterly In Advance.
                             Additional Premium 100% of incurred losses subject to maximum of $2,544,500 for the entire 3 year term payable at January 1, 1996.

               In no event will the total premium paid as Deposit Premium or Additional Premiums exceed $6,894,500 for the 3 year term.

PROFIT
COMMISSION:    100% of balance calculated as follows:

               80% of Deposit Premium plus 100% of Additional Premiums less paid losses.

               The Profit Commission shall be calculated and payable by January 31st of the year following termination. In the event of a loss in the year proceeding the adjustment, the profit commission shall be calculated and payable by March 31st, based on incurred losses known at that time.

FUNDING: Non-Admitted reinsurers hereon agree Letters of Credit (Citibank N.A. Scheme) in respect of known and reported losses only but cash O.C.A.'s for Canadian Dollars as required by the reinsured (Excluding I.B.N.R.).

OTHER

PROVISIONS:    Extended Termination Clause
               Net Retained Liability
               80% ECO Clause
               80% ELJ Clause (Domestic Reinsurers only)
               Loss Notices and Settlements Clause
               Salvage and Subrogation
               Service of Suite Clause
               Offset Clause
               Insolvency Clause



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TRENWICK AMERICA REINSURANCE CORPORATION      Special Catastrophe Excess of Loss
                                                                      ARA # 6240


OTHER
PROVISIONS
(CONT'D):      Errors and Omissions Clause
               Amendments Clause
               Access to Records Clause
               Arbitration Clause
               Taxes Clause
               Federal Excise Tax Clause (as applicable)
               Currency Clause
               Aon Re Inc., Intermediary Clause
                 and others as expiring
               Definitions Clause (to include):
               "Original Contracts"
               "Loss Occurrence"
               "Ultimate Net Loss"

WORDING:       To follow Property Catastrophe Excess of Loss.



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TRENWICK AMERICA REINSURANCE CORPORATION      Special Catastrophe Excess of Loss
                                                                      ARA # 6240


Each Reinsurer subscribing to the coverage evidenced by this Final Placement Slip and named in it has bound itself only for its own part and not for any other and only for its proportion of the total coverage evidenced by this Final Placement Slip. Written evidence of the acceptance of this reinsurance by each Reinsurer is available at your request.

REINSURED WITH                                                   PERCENTAGE
--------------                                                   ----------

DOMESTIC COMPANIES

Zurich Reinsurance Centre (9985)                                     62.50%
 69040029

Kemper Reinsurance Company (5120)                                    37.50%
 600490015

TOTAL PLACEMENT                                                     100.00%



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TRENWICK AMERICA REINSURANCE CORPORATION      Special Catastrophe Excess of Loss
                                                                      ARA # 6240



                                   EXCLUSIONS

No reinsurance indemnity will be afforded under this Agreement for:

A. Loss or damage directly caused by war and/or civil war, but this exclusion will not apply to business written in accordance with the Market War and/or Civil War Exclusion Agreement.

B. Any loss or liability accruing to the Retrocedent directly or indirectly and whether as insurer or reinsurer from any pool of insurers or reinsurers formed for the purposes of covering Atomic or Nuclear Energy Risks.

C.      Nuclear risks as defined in the following:

        1. Nuclear Incident Exclusion Clause - Physical Damage - Reinsurance (U.S.A.), or as may be revised hereafter by the N.M.A.

        2. Nuclear Incident Exclusion Clause - Physical Damage - Reinsurance (Canada), or as may be revised hereafter by the N.M.A.

        3. Nuclear Energy Risks Exclusion Clause (Reinsurance) (Worldwide Excluding U.S.A & Canada), or as may be revised hereafter by the N.M.A.

        4. Nuclear Incident Exclusion Clause - Physical Damage and Liability (Boiler and Machinery Policies) - Reinsurance (U.S.A. and Canada), or as may be revised hereafter by the N.M.A.

D.      Financial Guarantee, Insolvency, or Credit Business.

E.      Fidelity and Surety.

F.      Reinsurance of Coastal Pools when written as such.

G.      Life business, other than Accidental Death and Dismemberment.

H.      Aviation, Aerospace and Satellite business.

I.      Casualty business, except as set forth in the Coverage Article.

J.      Hail damage to growing or standing crops.



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TRENWICK AMERICA REINSURANCE CORPORATION      Special Catastrophe Excess of Loss
                                                                      ARA # 6240


                              EXCLUSIONS (CONT'D):


K.      Banking or Funding Plans.

L. Target Risks as excluded in the Retrocedent's original contracts or the original policies of the Retrocedent's reinsureds.

M.      Loss or liability excluded by the "Insolvency Funds Exclusion Clause."

N. Reinsurance assumed on an Excess of Loss and/or Pro Rata Reinsurance basis issued in the name of and for the account of a Lloyd's Syndicate or of an Insurance or Reinsurance Company, whether such liability is accepted either directly or under any form of Reinsurance from other Insurers and/or Reinsurers, and all such liability is excluded from the protection of this Reinsurance and cannot be taken into account in arriving at the amount in the excess of which this Reinsurance attaches. The Retrocedent will be the sole judge as to which Insurance or Reinsurance Companies come within the scope of this definition.

O. All losses sustained by the Retrocedent howsoever and wheresoever arising including all Business Interruption, Consequential Loss and/or other contingent losses proximately caused by a peril insured in respect of the Retrocedent's exposures from:

        1. All marine business when written as such, however not to exclude such exposures if they emanate from a multi-line insurance contract and/or policy.

        2. All Offshore exposures arising from business of any description connected with the oil and/or gas and/or sulphur and/or uranium exploration and production industries in all their phrases and including all associated support and/or service industries.

               "Offshore" will be defined as:

               (i) That area encompassing locations covered by oceans or seas in which the water ebbs and flows and/or

               (ii) Other navigable waters or waterways with will mean any water which is in fact navigable by ships or vessels, whether or not the tide ebbs and flows there, and whether or not there is a public right of navigations on that water.



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TRENWICK AMERICA REINSURANCE CORPORATION      Special Catastrophe Excess of Loss
                                                                      ARA # 6240


                              EXCLUSIONS (CONT'D):

P. Losses in respect of overhead transmission and distribution lines and their supporting structures other than those on or within 500 feet of the insured premises; however, public utilities extension and/or suppliers extension and/or contingent business interruption coverages are not subject to this exclusion, provided that these are not part of a transmitters' or distributors' policy.







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TRENWICK AMERICA REINSURANCE CORPORATION      Special Catastrophe Excess of Loss
                                                                      ARA # 6240



Aon Re Inc. has established the necessary internal procedures to ensure the substantial compliance with all applicable sections of Regulation 98 of the New York State Insurance Department.

Acceptance of this Final Placement Slip is to be regarded as written evidence that Aon Re Inc. is in compliance with Section 32.1 (a) of Regulation 98.

In accordance with your instructions we have placed reinsurance with the Reinsurer(s) listed hereon, subject to the terms and conditions hereinabove stated. We ask that you promptly advise us if the terms, conditions, or Reinsurer(s) vary in any respect from your instructions. Aon Re Inc. will not be responsible for the financial or other obligations of any Reinsurer(s). Should you desire financial information regarding any of the Reinsurer(s) listed hereon, please contact us and we will furnish it.

Assuming that you find everything in order, please indicate your acceptance and approval by signing and returning this Final Placement Slip to Aon Re Inc.

                                            AON RE INC.



                                            ------------------------------------
                                            Daniel E. Dolan
                                            Executive Vice President



Acceptance:
           ------------------------

Date:
      -----------------------------



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